Supplement to the
Fidelity® SAI Municipal Bond Index Fund
August 29, 2025
Prospectus

On October 16, 2025, the Board of Trustees approved a plan of liquidation for Fidelity® SAI Municipal Bond Index Fund ("the fund"). Following Board approval, the fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about November 12, 2025.
MBX-PSTK-1025-104 1.9900305.104	October 24, 2025